UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2025

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 11th Floor New York, NY (Address of principal executive offices)	10105 (Zip Code)

+1 (202) 741-3677

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on June 24, 2024, Cartica Acquisition Corp, a Cayman Islands exempted company (“Cartica”), entered into an Agreement and Plan of Merger (as it amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Cartica, Nidar Infrastructure Limited, a Cayman Islands exempted company (“Nidar”), and Yotta Data and Cloud Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Nidar (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into Cartica (such merger, the “First Merger”), with Cartica surviving the First Merger as a wholly owned subsidiary of Nidar (Cartica, as the surviving entity of the First Merger, the “Surviving Entity”). Immediately following the consummation of the First Merger, the Surviving Entity will merge with and into Nidar (such merger, the “Second Merger”), with Nidar surviving the Second Merger (such company, as the surviving entity of the Second Merger, the “Surviving Company” and, such transactions, collectively, the “Business Combination”).

On November 6, 2025, Cartica filed the definitive proxy statement/prospectus (the “proxy statement/prospectus”) for the solicitation of proxies in connection with the extraordinary general meeting of shareholders of Cartica (the “Extraordinary General Meeting”) to approve proposals related to the Business Combination. The Extraordinary General Meeting was originally scheduled to be held on November 28, 2025 at 10:00 a.m. Eastern Time. On November 24, 2025, Cartica postponed the Extraordinary General Meeting to December 4, 2025, at 10:00 a.m. Eastern Time.

On December 4, 2025, Cartica convened the Extraordinary General Meeting. At the Extraordinary General Meeting, the following proposals were presented to Cartica’s shareholders for approval: (i) a proposal to approve and authorize, as an ordinary resolution, the Business Combination Agreement and the transactions contemplated therein (the “Business Combination Proposal”) and (ii) a proposal to approve and authorize, as a special resolution, the First Merger and the Plan of Merger by and among Cartica, Merger Sub and Nidar, substantially in the form attached to the proxy statement/prospectus as Annex B (the “Merger Proposal”).

As of the close of business on November 3, 2025, the record date for the Extraordinary General Meeting (the “Record Date”), there were an aggregate of 6,677,559 Class A ordinary shares, par value $0.0001 per share, of Cartica and Class B ordinary shares, par value $0.0001 per share, of Cartica (collectively, “Ordinary Shares”) entitled to vote at the Extraordinary General Meeting. A total of 6,196,450 Ordinary Shares, representing approximately 92.80% of the outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting, were present at the Extraordinary General Meeting or represented by proxy, constituting a quorum for purposes of the Extraordinary General Meeting.

The Business Combination Proposal and the Merger Proposal were approved by the Cartica’s shareholders at the Extraordinary General Meeting. The final voting results for the Business Combination Proposal and the Merger Proposal are set forth below.

Proposal No. 1 — The Business Combination Proposal — The approval of the Business Combination Proposal required the approval of an ordinary resolution under Cayman Islands law and pursuant to the Amended and Restated Memorandum and Articles of Association of Cartica, dated January 4, 2022, as amended on June 30, 2023 and April 3, 2024 (the “Cartica Articles”), which required the affirmative vote of a simple majority of the votes cast by those holders of Ordinary Shares, voting as a single class, who, being present or represented by proxy and entitled to vote at the Extraordinary General Meeting, voted at the Extraordinary General Meeting.

The Business Combination Proposal was approved by Cartica’s shareholders and received the following votes:

For	Against	Abstentions
6,196,450	0	0

Proposal No. 2  — The Merger Proposal — The approval of the Merger Proposal required a special resolution under Cayman Islands law and pursuant to the Cartica Articles, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which cast by those holders of Ordinary Shares, voting as a single class, who, being present or represented by proxy and entitled to vote at the Extraordinary General Meeting, voted at the Extraordinary General Meeting.

For	Against	Abstentions
6,196,450	0	0

As there were sufficient votes at the time of the Extraordinary General Meeting to approve the Business Combination Proposal and the Merger Proposal, the “Adjournment Proposal” described in the proxy statement/prospectus was not presented at the Extraordinary General Meeting.

Based on the results of the Extraordinary General Meeting, the Business Combination is expected to be consummated as soon as practicable following the satisfaction or waiver of certain other closing conditions as described in the proxy statement/prospectus.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Business Combination and the closing thereof. The forward-looking statements contained in this Current Report on Form 8-K reflect Cartica’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual events to differ significantly from those expressed in any forward-looking statement. Cartica does not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Business Combination will close in a timely manner or at all.

These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; the outcome of any legal proceedings that may be instituted against Cartica, Nidar or others related to the Business Combination; the inability of Nidar to obtain commitments to purchase securities in the amount contemplated by the Business Combination Agreement; the amount of redemptions by Cartica’s public shareholders in connection with the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Cartica or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Nidar as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Nidar to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; Nidar’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; changes in the competitive environment affecting Nidar or its customers, including Nidar’s inability to introduce new services or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to Nidar’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Nidar; the possibility that Cartica or Nidar may be adversely affected by other economic, business and/or competitive factors; Nidar’s estimates of its financial performance; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Forward Looking Statements” in the proxy statement/prospectus and in reports Cartica files with the SEC.

If any of these risks materialize or Cartica’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Cartica’s good faith beliefs, they are not guarantees of future performance. Cartica disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Current Report on Form 8-K, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Cartica.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTICA ACQUISITION CORP

Date: December 4, 2025	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer